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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



Date of Report (Date of
Earliest Event Reported):   April 23, 1997
                           ----------------------


                               Tencor Instruments
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             (Exact name of registrant as specified in its charter)



             California                    0-20007           94-2464767
 ----------------------------------     --------------   ----------------------
 (State or other jurisdiction of         (Commission        (IRS Employer
  Incorporation or organization)          File Number)      Identification
                                                                Number)



                    One Technology Drive
                    Milpitas, California                          95035
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          (Address of principal executive offices)              (Zip Code)


Registrant's telephone no., including area code:  (408) 970-9500
                                                  --------------







          (Former name or former address, if changed since last report)

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Item 5.   OTHER EVENTS

     On April 23, 1997, Tencor Instruments, a California corporation ("Tencor") announced operating results for the quarter ended March 31, 1997. A copy of the press release issued by Tencor regarding its first quarter operating results is filed herewith as Exhibit 99.1 and is incorporated by reference herein.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

     99.1      Press Release dated April 23, 1997.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   TENCOR INSTRUMENTS



Date: April 25, 1997               By:  /S/ FREDERICK A. BALL
                                       --------------------------
                                        Frederick A. Ball
                                        Vice President, Controller & Secretary


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